-------------------
                                  ANNUAL REPORT
                               -------------------
                                January 31, 1999
                               -------------------




                                   Value Line
                                   Aggressive
                                  Income Trust




                                   [GRAPHIC]
                                   VALUE LINE
                                    No-Load
                                     Mutual
                                     Funds

Value Line Aggressive Income Trust


                                                    To Our Value Line Aggressive
--------------------------------------------------------------------------------

To Our Shareholders:

For the twelve months ended January 31, 1999, the Value Line Aggressive Income Trust posted a total return (changes in net asset value plus reinvestment of dividends) of -5.13%. The average high-yield bond fund's return, as measured by Lipper Analytical Services, was -0.93% over the same period.

The last twelve months were a period of extraordinary volatility for the high yield bond market. 1998 began as 1997 ended, with strong returns and positive fund flows overpowering record new issuance. By summer, however, increasing equity market volatility brought on by international turmoil began to stress the financial markets. In August, the Russian government's default and the hedge fund crisis caused an equity downdraft and a massive flight to quality in the fixed income markets. As a result, U.S. Treasuries rallied substantially, and prices for all other fixed income securities declined dramatically. The high yield bond market was among the hardest hit, declining approximately 7% in August alone, with some securities tumbling 10% to 20% or more. Additionally, a liquidity crisis was developing. As the high yield market is an over-the-counter market, it depends on securities dealers risking their capital to provide bids and offers. Many of these dealers, having sustained significant losses of their own in their high yield and emerging markets trading departments, began to abandon their commitment to maintaining orderly markets. This was at the same time many fund managers were trying to sell securities to cover redemptions, exacerbating the situation. The result was a market in freefall. As the Federal Reserve stepped in and lowered interest rates in September, October, and November, the high-yield market began to recover. The largest and most liquid issues began to appreciate the most, with the more aggressive, less tradable securities lagging behind. By January, the market had made significant strides towards recovery. For many bonds, however, a lack of liquidity continues to limit price appreciation.

We have maintained our exposure to the telecommunications, cable television, and broadcasting industries. Many of these companies enjoy a favorable regulatory environment, and experience rapidly growing, high margined cash flows. Others have the potential for substantial value creation through the exploitation of new technologies. We continue to avoid many of the more cyclical industries. Low commodity prices, caused by global overcapacity, slowing demand and currency devaluations, continue to put pressure on chemical, metal, and paper producers. An exception is the energy sector. While we have reduced our exposure, we maintain a cautious stake in several entities which we believe have substantial asset protection or potential upside as we believe an improvement in oil and gas prices is possible in the near- to medium-term.

This past year has been an especially challenging one. Several securities held by the Trust experienced declines in price based not on their fundamental creditworthiness, but rather on an unfavorable technical environment created by the liquidity squeeze mentioned above. In addition, during the August-September correction, the new issue market was effectively closed. Many bonds declined in price as a result of a fear that a company would not be able to raise new funds to further its business plans. As the market returns to a more normalized functioning, we are confident that these concerns will ease and these securities will appreciate. Overall, the recent volatility only underscores our belief that we must do the fundamental research necessary to ensure that we invest in the "right" industries and companies - those enjoying positive fundamentals or that offer attractive risk-adjusted returns. Over time, we are confident that this approach will produce attractive returns for our shareholders.

We thank you for your continued confidence in the Value Line Aggressive Income Trust and look forward to serving your investment needs in the future.

                                    Sincerely,

                                    /s/Jean Bernhard Buttner

                                    Jean Bernhard Buttner
                                    Chairman and President

February 25, 1999


--------------------------------------------------------------------------------
2

                                              Value Line Aggressive Income Trust


Income Trust Shareholders
--------------------------------------------------------------------------------

Economic Observations

Strong growth and low inflation continue to be two of the dominant themes in the domestic economy at this time. This enviable performance is underscored by reports that show persisting strength in consumer spending, housing construction, personal income, and employment. Such trends suggest that the economy will expand by more than 3% during the first quarter of 1999. At the same time, inflation remains quiescent, with producer and consumer price increases still modest, overall, and with selective industrial sectors finding it difficult to implement price increases. In some instances, prices are actually falling.

We believe this healthy pace of economic activity will continue in the next few quarters, with growth averaging 2.5%-3.0% for the year as a whole. Our sense, as well, is that the economic crisis that is still afflicting much of Asia and parts of Latin America (especially Brazil) will gradually recede over the next 12 to 18 months. At the same time, we expect inflation to remain subdued. The Federal Reserve, encouraged by this benign state of economic affairs, will probably maintain its current monetary stance over the next several months, at least. Any subsequent adjustment in interest rates will probably be modest given the likely absence of excesses in growth or inflation in the domestic economy.

Performance Data:*
                               1 year ended      5 years ended   10 years ended
                                 12/31/98          12/31/98         12/31/98
                               ------------------------------------------------
Average Annual Total Return*      -5.27%             8.30%            9.52%

                               1 year ended      5 years ended   10 years ended
                                  1/31/99           1/31/99          1/31/99
                               ------------------------------------------------
Average Annual Total Return*      -5.13%             8.28%            9.58%

* The performance data quoted represent past performance and are no guarantee of future performance. The average annual total return and growth of an assumed investment of $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost.


--------------------------------------------------------------------------------

Value Line Aggressive Income Trust

--------------------------------------------------------------------------------

The following graph compares the performance of the Value Line Aggressive Income Trust to that of the Lehman Brothers Aggregate Bond Index. The Value Line Aggressive Income Trust is a professionally managed mutual fund, while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
                   VALUE LINE AGGRESSIVE INCOME TRUST AND THE
                      LEHMAN BROTHERS AGGREGATE BOND INDEX*


[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIALS.]

--------------------------------------------------------------------------------

                     Value Line Aggressive          Lehman Brothers Aggregate
                         Income Trust                       Bond Index
4/89                        $ 9,864                          $10,179
7/89                        $10,272                          $10,993
10/89                       $10,064                          $11,154
1/90                        $ 9,944                          $11,156
4/90                        $ 9,777                          $11,098
7/90                        $10,331                          $11,771
10/90                       $ 9,259                          $11,858
1/91                        $ 9,872                          $12,454
4/91                        $11,074                          $12,784
7/91                        $11,517                          $13,030
10/91                       $12,078                          $13,733
1/92                        $12,582                          $14,077
4/92                        $12,868                          $14,190
7/92                        $13,391                          $14,956
10/92                       $13,432                          $15,084
1/93                        $14,129                          $15,621
4/93                        $14,695                          $16,072
7/93                        $15,382                          $16,477
10/93                       $15,943                          $16,874
1/94                        $16,778                          $17,049
4/94                        $15,949                          $16,209
7/94                        $15,805                          $16,492
10/94                       $15,751                          $16,255
1/95                        $15,661                          $16,654
4/95                        $16,456                          $17,394
7/95                        $17,146                          $18,159
10/95                       $18,081                          $18,798
1/96                        $19,386                          $19,476
4/96                        $20,076                          $18,898
7/96                        $20,481                          $19,165
10/96                       $21,628                          $19,898
1/97                        $22,899                          $20,112
4/97                        $22,753                          $20,237
7/97                        $24,395                          $21,228
10/97                       $25,369                          $21,667
1/98                        $25,326                          $22,268
4/98                        $27,026                          $22,445
7/98                        $27,038                          $22,898
10/98                       $23,380                          $23,690
1/99                        $24,975                          $24,067

                   (Period covered is from 2/1/89 to 1/31/99)

--------------------------------------------------------------------------------
* The Lehman Brothers Aggregate Bond Index is representative of the broad fixed-income market. It includes government, investment-grade corporate, and mortgage-backed bonds. The returns for the Index do not reflect expenses, which are deducted from the Trust's returns.


--------------------------------------------------------------------------------
4

                                              Value Line Aggressive Income Trust

Schedule of Investments                                         January 31, 1999
================================================================================

  Principal
   Amount                                                                                        Value
--------------------------------------------------------------------------------------------------------
UNITS (2.1%)

               ENTERTAINMENT (1.5%)
  $3,000,000   TVN Entertainment Corp., (consisting of 14%, Senior Notes and Warrants to purchase 10.777 shares of Common Stock, @ $.01/share,
                 Warrants expire 8/1/08) due 8/1/08 (1)  ..................................  $ 2,700,000

               OILFIELD SERVICES/EQUIPMENT (0.6%)
   1,000,000   Key Energy Service Inc., (Consisting of 14%, Senior Sub.  Notes and Warrants
                 to purchase 13.55 shares of Common Stock, @ $4.88125/share,
                 Warrants expire 1/15/09), due 1/15/09 (1)  ...............................    1,002,500
                                                                                             -----------
               TOTAL UNITS (Cost $4,000,000) ..............................................    3,702,500
                                                                                             -----------

CORPORATE BONDS & NOTES (80.2%)

               ADVERTISING (3.7%)
   2,000,000   Adams Outdoor Advertising Ltd., Senior Notes, 10 3/4%, 3/15/06..............    2,185,000
   1,000,000   Lamar Advertising Co., Senior Sub. Notes, 9 5/8%, 12/1/06...................    1,092,500
   3,000,000   Outdoor Systems, Inc., Senior Sub. Notes, 8 7/8%, 6/15/07...................    3,210,000
                                                                                             -----------
                                                                                               6,487,500

               AUTO PARTS (ORIGINAL EQUIPMENT)(1.2%)
   2,000,000   Federal-Mogul Corp., Notes, 7 3/4%, 7/1/06 .................................    2,057,140

               AUTO PARTS (REPLACEMENT) (1.1%)
   2,000,000   Safelite Glass Corp., Senior Sub. Notes, Series "B", 9 7/8%, 12/15/06 ......    1,847,500

               CABLE TV (10.2%)
   3,000,000   Adelphia Communications Corp., Senior Notes, Series "B", 9 7/8%, 3/1/07 ....    3,330,000
   3,000,000   Century Communications Corp., Senior Notes, 83/4%, 10/1/07..................    3,315,000
   5,000,000   Knology Holdings Inc., Senior Discount Notes, (zero coupon until 10/15/02,
                 11 7/8% thereafter) 10/15/07 .............................................    2,537,500
   2,000,000   Onepoint Communications Corp., Senior Notes, 14 1/2%, 6/1/08 (1) ...........    1,045,000
   2,000,000   Optel Inc., Senior Notes, Series "B", 13%, 2/15/05..........................    2,025,000
   3,000,000   Rogers Cablesystems Ltd., Senior Secured Second
                 Priority Debenture, 10%, 12/1/07 .........................................    3,431,250
   5,000,000   21st Century Telecom Group, Senior Discount Notes, (zero coupon until 2/15/03,
                 12 1/4% thereafter) 2/15/08  .............................................    2,100,000
                                                                                             -----------
                                                                                              17,783,750


--------------------------------------------------------------------------------

Value Line Aggressive Income Trust

Schedule of Investments
================================================================================

  Principal
   Amount                                                                                        Value
--------------------------------------------------------------------------------------------------------
               DIVERSIFIED COMPANIES (1.6%)
  $3,000,000   Mark IV Industries, Inc., Senior Sub. Notes, 7 1/2%, 9/1/07 ................  $ 2,868,750

               ENTERTAINMENT (7.7%)
   5,000,000   Big City Radio Inc., Senior Discount Notes, (zero coupon until 3/15/01,
                 11 1/4% thereafter) 3/15/05 ..............................................    3,425,000
   2,000,000   Chancellor Media Corp., Senior Sub. Notes, Series "B", 8 1/8%, 12/15/07 ....    2,085,000
   2,000,000   Hollywood Entertainment Corp., Senior Sub. Notes, Series "B", 10 5/8%,
                 8/15/04 ..................................................................    2,040,000
   2,000,000   Pegasus Communications Corp., Senior Notes, Series "B", 9 5/8%, 10/15/05 ...    2,075,000
   3,500,000   Radio Unica Corp., Senior Discount Notes, (zero coupon until 8/1/02,
                 11 3/4% thereafter) 8/1/06  ..............................................    1,903,125
   2,000,000   Star Choice Communications, Inc., Senior Secured Notes, 13%, 12/15/05 ......    1,985,000
                                                                                             -----------
                                                                                              13,513,125

               FOREIGN TELECOMMUNICATIONS (14.7%)
   3,000,000   Clearnet Communications Inc., Senior Discount Notes,
                 (zero coupon until 12/15/00, 14 3/4% thereafter) 12/15/05 ................    2,621,250
   8,500,000   Dolphin Telecom PLC, Senior Discount Notes, (zero coupon until 6/1/03,
                 11 1/2% thereafter), 6/1/08 (1) ..........................................    3,729,375
   2,000,000   Econophone Inc., Senior Notes, 13 1/2%, 7/15/07.............................    2,045,000
   1,000,000   Esprit Telecommunication Group PLC, Senior Notes, 11 1/2%, 12/15/07.........    1,050,000
   4,000,000   Facilicom International Inc., Senior Notes, 10 1/2%, 1/15/08 ...............    3,230,000
   3,000,000   Hermes Europe Railtel BV., Senior Notes, 11 1/2%, 8/15/07 ..................    3,262,500
   4,000,000   Microcell Telecommunications, Inc., Senior Discount Notes, Series "B"
                 (zero coupon until 12/1/01, 14% thereafter), 6/1/06 ......................    3,095,000
   3,600,000   RSL Communications PLC., Senior Discount Notes,
                 (zero coupon until 3/1/03, 10 1/8% thereafter) 3/1/08 ....................    1,975,500
   3,000,000   Telegroup Inc., Senior Discount Notes, (zero coupon until 5/1/00,
                 10 1/2% thereafter) 11/1/04  .............................................    1,740,000
   5,000,000   Viatel Inc., Senior Discount Notes, (zero coupon until 4/15/03,
                 12 1/2% thereafter) 4/15/08 ..............................................    3,031,250
                                                                                             -----------
                                                                                              25,779,875

               HOME APPLIANCE (1.9%)
   2,000,000   Salton Maxim Housewares Inc., Senior Sub. Notes, 103/4%, 2/15/05 (1) .......    2,025,000
   1,500,000   Windmere-Durable Holdings, Inc., Senior Sub. Notes, 10%, 7/31/08 ...........    1,361,250
                                                                                             -----------
                                                                                               3,386,250

--------------------------------------------------------------------------------
6

                                              Value Line Aggressive Income Trust

                                                                January 31, 1999
================================================================================

  Principal
   Amount                                                                                        Value
--------------------------------------------------------------------------------------------------------
               HOTEL/GAMING (4.4%)
  $2,000,000   Hilton Hotels Corp., Senior Notes, 7.95%, 4/15//07..........................  $ 2,111,700
   2,000,000   ITT Corp., Notes, 6 3/4%, 11/15/05..........................................    1,802,680
   2,000,000   Park Place Entertainment Corp., Senior Sub. Notes, 7 7/8%, 12/15/05 (1).....    1,995,000
   2,000,000   Trump Atlantic City Associates/Funding Inc., Secured First Mortgage Notes,
                 11 1/4%, 5/1/06  .........................................................    1,855,000
                                                                                             -----------
                                                                                               7,764,380

               MACHINERY (1.1%)
   2,000,000   Columbus McKinnon Corp., Senior Sub. Notes, 8 1/2%, 4/1/08..................    1,900,000

               MEDICAL SERVICES (2.1%)
   2,000,000   Mariner Post-Acute Network, Inc., Senior Sub. Notes,  9 1/2%, 11/1/07.......    1,545,000
   2,000,000   Tenet HealthCare Corp., Senior Sub. Notes, 8%, 1/15/05......................    2,059,540
                                                                                             -----------
                                                                                               3,604,540

               METAL FABRICATING (1.3%)
   2,250,000   Neenah Corp., Senior Sub. Notes, Series "B", 11 1/8%, 5/1/07 ...............    2,323,125

               NATURAL GAS PRODUCING (1.3%)
   3,500,000   Ram Energy, Inc., Senior Notes, 11 1/2%, 2/15/08............................    2,248,750

               OILFIELD SERVICES/EQUIPMENT (1.6%)
   3,000,000   Pride Petroleum Services, Inc., Senior Notes, 9 3/8%, 5/1/07................    2,827,500

               PAPER & FOREST PRODUCTS (1.7%)
   3,000,000   Stone Container Corp., Senior Sub. Units, (consisting of 11 1/4%,
                 Senior Sub. Debentures, Series "B", and 11/2% Supplemental
                 Interest Certificates) 12 3/4%, 4/1/02....................................    3,011,250

               PETROLEUM-PRODUCING (2.9%)
   2,000,000   Coho Energy Inc., Senior Sub. Notes, 8 7/8%, 10/15/07.......................    1,655,000
   3,000,000   Ocean Energy Inc., Senior Notes, Series "B", 7 5/8%, 7/1/05.................    2,911,800
   1,000,000   Southwest Royalties Inc., Senior Notes, Series "B", 1 01/2%, 10/15/04.......      442,500
                                                                                             -----------
                                                                                               5,009,300

               RETAIL STORE (2.7%)
   2,000,000   Frank's Nursery & Crafts, Inc., Senior Sub. Notes, 10 1/4%, 3/1/08 .........    1,995,000
   2,250,000   Kmart Corp., Debentures, 12 1/2%, 3/1/05....................................    2,722,500
                                                                                             -----------
                                                                                               4,717,500

--------------------------------------------------------------------------------
                                                                               7

Value Line Aggressive Income Trust

Schedule of Investments
================================================================================

  Principal
   Amount
  or Shares                                                                                     Value
--------------------------------------------------------------------------------------------------------
               TELECOMMUNICATION SERVICES (17.8%)
$  3,000,000   Allegiance Telecom, Inc., Senior Discount Notes, Series "B",
                 (zero coupon until 2/15/03, 11 3/4% thereafter) 2/15/08 .................. $  1,616,250
   2,000,000   American Cellular Corp., Senior Notes, 10 1/2%, 5/15/08 (1) ................    2,080,000
   1,500,000   Centennial Cellular Operating Co., Senior Sub. Notes, 10 3/4%, 12/15/08 (1).    1,590,000
  12,250,000   DTI Holdings Inc., Senior Discount Notes, Series "B",
                 (zero coupon until 3/1/03, 12 1/2% thereafter) 3/1/08 ....................    3,047,188
   1,000,000   Dobson Communications Corp., Senior Notes, 11 3/4%, 4/15/07.................    1,070,000
   1,000,000   Dobson/Sygnet Communications Corp., Senior Notes, 12 1/4%, 12/15/08 (1).....    1,065,000
  10,000,000   GST Network Funding, Inc., Senior Secured Discount Notes,
                 (zero coupon until 5/1/03, 10 1/2% thereafter) 5/1/08 (1) ................    4,587,500
   5,000,000   Hyperion Telecommunications Inc., Senior Discount Notes, Series "B",
                 (zero coupon until 4/15/01, 13% thereafter) 4/15/03 ......................    3,818,750
   2,000,000   Iridium LLC/Capital Corp., Senior Notes, Series "B", 14%, 7/15/05  .........    1,895,000
   5,000,000   KMC Telecom Holdings Inc., Senior Discount Notes, (zero coupon until
                 2/15/03, 12 1/2% thereafter) 2/15/08  ....................................    2,568,750
   3,654,000   MGC Communications Inc., Senior Secured Notes, Series "B", 13%, 10/1/04  ...    2,603,475
   4,000,000   Omnipoint Corp., Senior Notes, Series "A", 11 5/8%, 8/15/06.................    3,210,000
   2,000,000   Teligent Inc., Senior Notes, 11 1/2%, 12/1/07...............................    1,900,000
                                                                                             -----------
                                                                                              31,051,913

               TEXTILE (1.2%)
   2,000,000   Westpoint Stevens Inc., Senior Notes, 7 7/8%, 6/15/08.......................    2,060,000
                                                                                             -----------

               TOTAL CORPORATE BONDS & NOTES (Cost $151,881,513) ..........................  140,242,148
                                                                                             -----------

CONVERTIBLE PREFERRED STOCK (1.8%)

               FOREIGN TELECOMMUNICATION (0.2%)
       2,642   Viatel Inc., Series "A", Par $100.  (each share is convertible to 7.5758
                 shares of Common Stock @$13.20 beginning 4/8/99), 10%, 4/15/10 (1)(3) ....      375,296

               TELECOMMUNICATION SERVICES (1.6%)
      10,000   ICG Communications Inc., Par $50.  (each share is convertible to 2.0811
                 shares of Common Stock @$24.025, at any time), 6 3/4%, 11/15/09...........      475,000
      40,000   IXC Communications, Inc., Par $50.  (each share is convertible to 0.6874
                 shares of Common Stock @$72.73, at any time), 6 3/4%, 12/31/49 (1)........    1,397,500
      65,000   Intermedia Communications, Inc., Par $25.  (each share is convertible to
                 0.5942 shares of Common Stock @$42.075, beginning 11/16/98), 7%,
                 12/31/49 (1) .............................................................      958,750
                                                                                             -----------
                                                                                               2,831,250
                                                                                             -----------
               TOTAL CONVERTIBLE PREFERRED STOCK (Cost $4,188,377) ........................    3,206,546
                                                                                             -----------

--------------------------------------------------------------------------------
8

                                              Value Line Aggressive Income Trust

                                                                January 31, 1999
================================================================================

  Shares                                                                                        Value
--------------------------------------------------------------------------------------------------------
PREFERRED STOCK (4.4%)

               ENTERTAINMENT (4.0%)
       2,139   Cumulus Media, Inc., 13 3/4%, each share is exchangeable one for one into
                 Senior Notes Series "A", Par $1000, 7/1/09 (3)............................  $ 2,438,460
       2,066   Paxson Communications Corp., 12 1/2%, each share is exchangeable one for
                 one into Debentures, Par $1000, 10/31/06 (3)..............................    1,880,060
       2,446   Spanish Broadcasting Systems, Inc., 14 1/4%, each share is exchangeable
                 one for one into Debentures, Par $1000, 3/15/05 (3) ......................    2,568,300
                                                                                             -----------
                                                                                               6,886,820

               TELECOMMUNICATION SERVICES (0.4%)
         732   ICG Holdings, Inc., 14 1/4%, Exchangeable into Senior Notes, Par $1000,
                  5/1/07 (3) ..............................................................      732,000
                                                                                             -----------
               TOTAL PREFERRED STOCK (Cost $7,450,153) ....................................    7,618,820
                                                                                             -----------

COMMON STOCKS (0.3%)

               CABLE TV (0.0%)
       2,000   Optel Inc. (non-voting)(1)..................................................       40,000

               FOREIGN TELECOMMUNICATIONS (0.1%)
       5,235   Primus Telecom Group Inc....................................................       76,562

               TELECOMMUNICATION EQUIPMENT (0.0%)
         948   Loral Space & Communications Inc. ..........................................      20,856

               TELECOMMUNICATION SERVICES (0.2%)
       6,001   Advanced Radio Telecom Corp. ...............................................       50,258
      17,657   GST Telecommunications Inc..................................................      148,981
       4,125   ICG Telecommunications Inc..................................................       77,602
       2,190   Intermedia Communications Inc...............................................       30,386
       1,878   Intermedia Communications Inc. (1)..........................................       26,057
       2,361   Nextel Communications Inc...................................................       75,552
                                                                                             -----------
                                                                                                 408,836
                                                                                             -----------
               TOTAL COMMON STOCK (Cost $386,503) .........................................      546,254
                                                                                             -----------

--------------------------------------------------------------------------------

Value Line Aggressive Income Trust

Schedule of Investments
================================================================================

  Warrants                                                                                       Value
--------------------------------------------------------------------------------------------------------
WARRANTS (1.0%)

               CABLE TV (0.0%)
       9,500   American Telecasting Inc. (to purchase Common Stock, @ $12.65/share,
                 expires 6/15/99) (2)  ....................................................         $ 95
       2,000   Onepoint Communications Inc. (to purchase 0.635 shares of Common Stock,
                 @$.01/share, expires 6/1/08) (1) (2) .....................................        2,000
                                                                                             -----------
                                                                                                   2,095

               ENTERTAINMENT (0.2%)
       2,000   Spanish Broadcasting Systems, Inc. (to purchase Common Stock,
                 @ $.01/share, expires 6/30/99) (1)(2) ....................................      410,000

               FOREIGN TELECOMMUNICATION (0.7%)
       6,600   Clearnet Communication Inc. (to purchase class "A" non-voting shares,
                 @$16.36/share, expires 9/15/05) (1)(2) ...................................       26,400
       1,750   Colt Telecom Group PLC (to purchase 31.2 ordinary shares,
                 @(pound).75625/share, expires 12/31/06) (1)(2) ...........................    1,058,750
       2,095   Ionica PLC (to purchase 34.7 shares of Common Stock,
                 @(pound).10/share, expires 8/15/06)(1)(2) ................................           21
       4,000   Microcell Telecommunications Inc. "Conditional" (to purchase 3.072 class "B"
                 non-voting shares, @ $.01/share, expires 6/1/06) (1) (2)..................       96,000
                                                                                             -----------
                                                                                               1,181,171

               TELECOMMUNICATION SERVICES (0.1%)
       3,000   Allegiance Telecom Inc. (to purchase .0034224719 shares Common Stock,
                 @$.01/share, expires 2/3/08) (1)(2) ......................................       91,894
      61,250   DTI Holdings Inc. (to purchase 7.76 shares of Common Stock, @$.01/share,
                  expires 3/1/08)(1)(2) ...................................................        3,062
       3,000   HighwayMaster Communication Inc. (to purchase 6.566 shares of Common Stock,
                 @$9.625/share, expires 9/15/05) (1) (2)...................................        6,000
         500   Hyperion Telecommunications Inc. (to purchase 6.06 shares of Commonn Stock,
                 @$.00308/shares, expires 4/15/01) (1) (2) ................................       37,750
       3,000   KMC Telecom Holdings Inc. (to purchase .21785 shares of Common Stock,
                 @$.01/share, expires 4/15/08) (1)(2) .....................................        1,500
       2,000   MGC Communications Inc. (to purchase 5.29 shares of Common Stock,
                 @$.01/share, expires 10/1/04) (1)(2) .....................................       60,000
                                                                                             -----------
                                                                                                 200,206
                                                                                             -----------
               TOTAL WARRANTS (Cost $572,288) .............................................    1,793,472
                                                                                             -----------

--------------------------------------------------------------------------------
10

                                              Value Line Aggressive Income Trust

                                                                January 31, 1999
================================================================================

  Shares or
  Principal
   Amount                                                                                        Value
--------------------------------------------------------------------------------------------------------
COMMON STOCK CANADIAN (0.1%)

               ENTERTAINMENT (0.1%)
      69,480   Star Choice Communications, Inc.............................................    $ 132,387
                                                                                            ------------
               TOTAL COMMON STOCK CANADIAN (Cost $48,196) .................................      132,387
                                                                                            ------------
               TOTAL INVESTMENT SECURITIES (89.9%) (Cost $168,527,030) ....................  157,242,127

REPURCHASE AGREEMENT (8.0%)
   (including accrued interest)
 $13,900,000   Collateralized by $13,255,000 U.S. Treasury Notes, 6 1/2%,
                 due 8/30/01 with a value of $14,198,435 (With First Chicago Capital

                 Markets, Inc. 4.68%, dated 1/29/99, due 2/1/99 delivery value $13,905,421)   13,901,807

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES (2.1%) .....................................    3,660,753
                                                                                            ------------

NET ASSETS (100.0%) ....................................................................... $174,804,687
                                                                                            ============

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE,
   PER OUTSTANDING SHARE ..................................................................       $ 7.45
                                                                                            ============

(1) 144A Security where certain conditions for public sale may exist.

(2) Non-income producing security

(3) PIK (Payment-in-kind).  Interest payment is made with additional securities.


See Notes to Financial Statements.

--------------------------------------------------------------------------------

Value Line Aggressive Income Trust

Statement of Assets and Liabilities
at January 31, 1999
--------------------------------------------------------------------------------

                                         Dollars
                                      (in thousands
                                         except
                                        per share
                                         amount)
                                      ------------
Assets:
Investment securities, at value
  (cost-- $168,527)..................   $157,242
Repurchase agreement (cost $13,902) .     13,902
Cash ................................         52
Interest receivable .................      3,036
Receivable for trust shares sold ....      1,591
                                        --------
    Total Assets ....................    175,823
                                        --------
Liabilities:

Payable for trust shares repurchased         322
Dividends payable to shareholders ...        496
Accrued expenses:

  Advisory fee ......................         93
  Other .............................        107
                                        --------
    Total Liabilities ...............      1,018
                                        --------
Net Assets: .........................   $174,805
                                        ========
Net Assets:
Capital Stock, at $.01 par value
  (authorized unlimited,
  outstanding 23,450,303 shares
  of beneficial interest)............      $ 235
Additional paid-in capital ..........    193,935
Accumulated net realized loss
  on investments.....................     (8,178)
Undistributed net investment income..         98
Unrealized net depreciation
  of investments ....................    (11,285)
                                        --------
    Net Assets ......................   $174,805
                                        ========
Net Asset Value, Offering and
  Redemption Price
  per Outstanding Share .............     $ 7.45
                                        ========


Statement of Operations
for the Year Ended January 31, 1999
--------------------------------------------------------------------------------
                                         Dollars
                                     (in thousands)
                                      ------------

Investment Income:
Interest income .....................  $ 16,818
Other income ........................       155
                                       --------
                                         16,973
                                       --------
Expenses:
Advisory fee ........................     1,049
Transfer agent fees .................        57
Auditing and legal fees .............        44
Taxes and other expenses ............        43
Custodian fees  .....................        36
Registration and filing fees ........        32
Printing, checks and stationery .....        27
Trustees' fees and expenses .........        15
                                       --------
    Total Expenses before
      custody credits ...............     1,303
    Less: custody credits ...........        (7)
                                       --------
    Net Expenses ....................     1,296
                                       --------
Net Investment Income ...............    15,677
                                       --------
Realized and unrealized Gain (Loss)
  on Investments

  Realized Loss--Net.................    (5,192)
  Change in Unrealized
    Appreciation--Net ...............   (17,830)
                                       --------
Net Realized Loss and Change in
  Net Unrealized Appreciation
  on Investments ....................   (23,022)
                                       --------
Net Decrease in Net Assets
  from Operations ...................  $ (7,345)
                                       ========


See Notes to Financial Statements.
--------------------------------------------------------------------------------
12

                                              Value Line Aggressive Income Trust

Statement of Changes in Net Assets
for the Years Ended January 31, 1999 and 1998
--------------------------------------------------------------------------------

                                                                              1999             1998
                                                                            -------------------------
                                                                              (Dollars in thousands)
Operations:
  Net investment income ...............................................     $ 15,677          $ 9,202
  Realized gain (loss) on investments-- Net ...........................       (5,192)           1,969
  Change in net unrealized appreciation ...............................      (17,830)           4,599
                                                                            -------------------------
  Net increase/decrease in net assets from operations..................       (7,345)          15,770
                                                                            -------------------------

Distributions to Shareholders:
  Net investment income ...............................................      (15,605)          (9,192)
                                                                            -------------------------

Trust Share Transactions:
  Net proceeds from sale of shares ....................................      164,217          130,541
  Net proceeds from reinvestment of distribution to shareholders.......       10,593            6,131
                                                                            -------------------------
                                                                             174,810          136,672
  Cost of shares repurchased ..........................................     (123,767)         (80,303)
                                                                            -------------------------
  Increase from share transactions ....................................       51,043           56,369
                                                                            -------------------------

Total Increase in Net Assets ..........................................       28,093           62,947

Net Assets:
  Beginning of year ...................................................      146,712           83,765
                                                                             ------------------------
  End of year  ........................................................     $174,805         $146,712
                                                                            =========================

Undistributed net investment income at end of year ....................     $     98         $     26
                                                                            ========================


See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                                                              13

Value Line Aggressive Income Trust

Notes to Financial Statements
--------------------------------------------------------------------------------

1.   Significant Accounting Policies

Value Line Aggressive Income Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The primary investment objective of the Trust is to maximize current income through investment in a diversified portfolio of high-yield fixed-income securities. As a secondary investment objective, the Trust will seek capital appreciation but only when consistent with its primary objective. Lower rated or unrated (i.e. high-yield) securities are more likely to react to developments affecting market risk (general market liquidity) and credit risk (issuers' inability to meet principal and interest payments on their obligations) than are more highly rated securities, which react primarily to movements in the general level of interest rates. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Trust in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(A) Security Valuation. The Trustees have determined that the value of bonds and other fixed income corporate securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service that determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations. Securities, other than bonds and other fixed income securities, not priced in this manner are valued at the midpoint between the latest available and representative bid and asked prices or, when stock exchange valuations are used, at the latest quoted sale price as of the regular close of business of the New York Stock Exchange on the valuation date. Other assets and securities for which market valuations are not readily available are valued at their fair value as the Trustees may determine. Short term instruments with maturities of 60 days or less, at the date of purchase, are valued at amortized cost which approximates market value.

(B) Repurchase Agreements. In connection with repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) Distributions. It is the policy of the Trust to distribute all of its net investment income to shareholders. Dividends from net investment income will be declared daily and paid monthly. Net realized capital gains, if any, are distributed to shareholders annually or more frequently if necessary to comply with the Internal Revenue Code. Income dividends and capital gains distributions are automatically reinvested in additional shares of the Trust unless the shareholder has requested otherwise. Income earned by the Trust on weekends, holidays and other days on which the Trust is closed for business is declared as a dividend on the next day on which the Trust is open for business.


--------------------------------------------------------------------------------
14

                                              Value Line Aggressive Income Trust

                                                                January 31, 1999
--------------------------------------------------------------------------------

(D) Federal Income Taxes. It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act of 1986, and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax or excise tax provision is required.

(E) Investments. Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified-cost basis. Interest income, adjusted for amortization of discount, including original-issue discount required for federal income tax purposes on investments, is earned from settlement date and recognized on the accrual basis.

(F) Amortization. Discounts on debt securities are amortized to interest income over the life of the security with a corresponding increase to the security's cost basis; premiums on debt securities are not amortized.

2.   Trust Share Transactions

Transactions in shares of beneficial interest in the Trust were as follows:

                                        Year Ended
                                        January 31,
                                    ------------------
                                      1999      1998
                                    ------------------
                                       (in thousands)
Shares sold .....................    20,676     15,725
Shares issued to shareholders
in reinvestment of dividends ....     1,330        735
                                    ------------------
                                     22,006     16,460
Shares repurchased ..............   (15,498)    (9,722)
                                    ------------------
Net increase ....................     6,508      6,738
                                    ==================


3.   Purchases and Sales of Securities

Purchases and sales of investment securities, excluding short-term securities, were as follows:

                                    Year Ended
                                 January 31, 1999
                                   ------------
                                  (in thousands)
PURCHASES:
Investment Securities...........     $248,045
                                     ========
SALES:
Investment Securities ..........     $207,126
                                     ========

At January 31, 1999, the aggregate cost of investments in securities including repurchase agreements for Federal income tax purposes was $183,040,215. The cost basis has been adjusted for deferral of wash sale losses of $611,378. The aggregate appreciation and depreciation of investments at January 31, 1999 based on a comparison of investment values and their costs for Federal income tax purposes, was $3,685,986 and $15,582,267, respectively, resulting in a net depreciation of $11,896,281.

For Federal income tax purposes, the Trust had a capital loss carryover at January 31, 1999 of $5,516,205, of which $599,408 will expire in 2000,
$2,386,247 in 2003 and $2,530,550 in 2007. To the extent future capital gains are offset by such capital losses, the Trust does not anticipate distributing any such gains to the shareholders.

For the year ended January 31, 1999, permanent book tax differences due to the expiration of capital loss carryovers of $3,439,000 were reclassified from accumulated net realized loss on investments to additional paid-in capital.

During the year ended January 31, 1999, as permitted under Federal income tax regulations, the Trust has elected to defer $2,049,896 of Post-October net capital losses to the next taxable year.


--------------------------------------------------------------------------------

Value Line Aggressive Income Trust

Notes to Financial Statements                                   January 31, 1999
--------------------------------------------------------------------------------

4.   Investment  Advisory  Contract,   Management  Fees  and  Transactions  With
     Affiliates

An advisory fee of $1,049,295 was paid or payable to Value Line, Inc., the Trust's investment adviser, (the "Adviser"), for the year ended January 31, 1999. This was computed at an annual rate of .75 of 1% per year on the first $100 million of the Trust's average daily net assets for the period, and .50 of 1% on the average net assets in excess thereof. The Adviser provides research, investment programs and supervision of the investment portfolio and pays costs of administrative services and office space. The Adviser also provides persons, satisfactory to the Trust's Trustees, to act as officers of the Trust and pays their salaries and wages. The Trust bears all other costs and expenses.

Certain officers and directors of the Adviser and its subsidiary, Value Line Securities, Inc. (the Trust's distributor and a registered broker/dealer), are also officers and a Trustee of the Trust.

At January 31, 1999, the Adviser owned 1,003,765 shares of beneficial interest in the Trust, representing 4.28% of the outstanding shares.

In addition, certain officers and trustees owned 88,534 shares of beneficial interest in the Trust, representing .38% of the outstanding shares.



--------------------------------------------------------------------------------
16

                                              Value Line Aggressive Income Trust

Financial Highlights
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each year:

                                                               Year Ended January 31,
                                             ----------------------------------------------------------
                                               1999        1998         1997        1996         1995
                                             --------     -------      -------     -------      -------
Net asset value, beginning of year ........  $   8.66    $   8.21      $  7.64     $  6.80      $  8.00
                                             ----------------------------------------------------------

  Income from investment operations:
    Net investment income .................       .78         .72          .75         .69          .68
    Net gains or losses on securities
      (both realized and unrealized) ......     (1.21)        .45          .57         .85        (1.20)
                                             ----------------------------------------------------------
      Total from investment operations ....      (.43)       1.17         1.32        1.54         (.52)
                                             ----------------------------------------------------------

  Less distributions:
    Dividends from net investment income ..      (.78)       (.72)        (.75)       (.70)        (.68)
                                             ----------------------------------------------------------
Net asset value, end of year ..............  $   7.45    $   8.66      $  8.21     $  7.64      $  6.80
                                             ==========================================================
Total return ..............................     (5.13%)     14.97%       18.12%      23.79%       (6.66%)
                                             ==========================================================

Ratios/Supplemental Data
Net assets, end of year (in thousands) ....  $174,805    $146,712      $83,765     $41,776      $29,760
Ratio of expenses to average net assets....       .81%(1)     .95%(1)     1.10%(1)    1.22%(1)     1.27%
Ratio of net investment income to
  average net assets.......................      9.81%       8.60%        9.70%       9.67%        9.23%
Portfolio turnover rate ...................       140%        251%         276%        284%         221%

(1) After offset for custody credits. Excluding the custody credits would not have changed the expense ratio.



See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                                                              17

Value Line Aggressive Income Trust

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of Value Line Aggressive Income Trust

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line Aggressive Income Trust (the "Trust") at January 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 1999 by correspondence with the custodian and broker, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopersLLP
1177 Avenue of the Americas
New York, New York
March 17, 1999

--------------------------------------------------------------------------------

                          Other Information (Unaudited)

Year 2000. Like other mutual funds, the Trust could be adversely affected if the computer systems used by the Adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain satisfactory assurances that comparable steps are being taken by the Trust's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Trust.

The Year 2000 Problem is expected to impact corporations, which may include issuers of portfolio securities held by the Trust, to varying degrees based upon various factors, including, but not limited to, the corporation's industry sector and degree of technological sophistication. The Trust is unable to predict what impact, if any, the Year 2000 Problem will have on issuers of the portfolio securities held by the Trust.


--------------------------------------------------------------------------------
18

                                              Value Line Aggressive Income Trust

--------------------------------------------------------------------------------








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--------------------------------------------------------------------------------
                                                                              19

Value Line Aggressive Income Trust


                         The Value Line Family of Funds
--------------------------------------------------------------------------------

1950--The Value Line Fund seeks long-term growth of capital along with modest current income by investing substantially all of its assets in common stocks or securities convertible into common stock.

1952--The Value Line Income Fund's primary investment objective is income, as high and dependable as is consistent with reasonable growth. Capital growth to increase total return is a secondary objective.

1956--The Value Line Special Situations Fund seeks to obtain long-term growth of capital by investing not less than 80% of its assets in "special situations". No consideration is given to achieving current income.

1972--Value Line Leveraged Growth Investors' sole investment objective is to realize capital growth by investing substantially all of its assets in common stocks. The Fund may borrow up to 50% of its net assets to increase its purchasing power.

1979--The Value Line Cash Fund, a money market fund, seeks high current income consistent with preservation of capital and liquidity.

1981--Value Line U.S. Government Securities Fund seeks maximum income without undue risk to principal. Under normal conditions, at least 80% of the value to its assets will be invested in issues of the U.S. Government and its agencies and instrumentalities.

1983--Value Line Centurion Fund* seeks long-term growth of capital as its sole objective by investing primarily in stocks ranked 1 or 2 by Value Line for year-ahead relative performance.

1984--The Value Line Tax Exempt Fund seeks to provide investors with maximum income exempt from federal income taxes while avoiding undue risk to principal. The Fund offers investors a choice of two portfolios: a Money Market Portfolio and a High-Yield Portfolio.

1985--Value Line Convertible Fund seeks high current income together with capital appreciation primarily from convertible securities ranked 1 or 2 for year-ahead performance by the Value Line Convertible Ranking System.

1986--Value Line Aggressive Income Trust seeks to maximize current income by investing in high-yielding, lower rated fixed-income corporate securities.

1987--Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with maximum income exempt from New York State, New York City and federal individual income taxes while avoiding undue risk to principal.

1987--Value Line Strategic Asset Management Trust* invests in stocks, bonds and cash equivalents according to computer trend models developed by Value Line. The objective is to professionally manage the optimal allocation of these investments at all times.

1993--Value Line Small-Cap Growth Fund invests primarily in common stocks or securities convertible into common stock, with its primary objective being long-term growth of capital.

1993--Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the correct asset mix.

1995--Value Line U.S. Multinational Company Fund's investment objective is maximum total return. It invests primarily in securities of U.S. companies that have significant sales from international operations.

* Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from Value Line Securities, Inc., 220 East 42nd Street, New York, New York 10017-5891 or call 1-800-223-0818, 24 hours a day, 7 days a week, or visit us at www.valueline.com. Read the prospectus carefully before you invest or send money.


--------------------------------------------------------------------------------
20

================================================================================

INVESTMENT ADVISER    Value Line, Inc.
                      220 East 42nd Street
                      New York, NY 10017-5891

DISTRIBUTOR           Value Line Securities, Inc.
                      220 East 42nd Street
                      New York, NY 10017-5891

CUSTODIAN BANK        State Street Bank and Trust Co.
                      225 Franklin Street
                      Boston, MA 02110

SHAREHOLDER           State Street Bank and Trust Co.
SERVICING AGENT       c/o NFDS
                      P.O. Box 419729
                      Kansas City, MO 64141-6729

INDEPENDENT           PricewaterhouseCoopers LLP
ACCOUNTANTS           1177 Avenue of the Americas
                      New York, NY 10036-2798

LEGAL COUNSEL         Peter D. Lowenstein, Esq.
                      Two Greenwich Plaza, Suite 100
                      Greenwich, CT 06830

TRUSTEEs              Jean Bernhard Buttner
                      John W. Chandler
                      Leo R. Futia
                      David H. Porter
                      Paul Craig Roberts
                      Nancy-Beth Sheerr

OFFICERS              Jean Bernhard Buttner
                      Chairman and President
                      Nathan Grant
                      Vice President
                      David T. Henigson
                      Vice President and
                      Secretary/Treasurer
                      Jack M. Houston
                      Assistant Secretary/Treasurer
                      Stephen La Rosa
                      Assistant Secretary/Treasurer


This audited report is issued for information of shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Trust (obtainable from the Distributor).
                                                               # 505403